OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden
hours per response 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21417

NFJ Dividend, Interest & Premium Strategy Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2011

Date of reporting period: January 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Annual Report

January 31, 2011

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	1

Dear Shareholder:

The twelve-month period ended January 31, 2011 saw unmistakable evidence that the U.S. economic recovery that began in the summer of 2009 was gathering steam. Financial markets responded accordingly, with stocks ending the fiscal period at highs not seen since the dark days of 2008. In fact, as the fiscal period drew to a close, the Standard & Poor’s 500 Index had nearly doubled from its low of March 2009 – the fastest such rise since 1936. The surging stock market lured many investors from the perceived refuge of U.S. Treasury bonds. The yield on the benchmark 10-year bond ended the fiscal period just 21 basis points (0.21%) lower than where it began – this despite falling dramatically during the middle of the twelve-month period.

The economy’s steady expansion was reflected in gross domestic product (“GDP”) figures throughout the year. In the first quarter of calendar 2010, GDP grew at a 3.7% annualized rate. This eased to 1.7% between April and June but accelerated the rest of the year expanding at a 2.6% pace during the third quarter and 3.2% during the fourth quarter of 2010. In January 2011, the final month of the fiscal period, most signs pointed to continued strength.

This strength was evident in a variety of ways. Exports increased and manufacturing, approximately one-tenth of the U.S. economy, staged an impressive comeback, The Wall Street Journal calling it “the shining star of this recovery.” However, the housing industry remains troubled and although the unemployment rate has declined, it remains stubbornly high.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

Supporting this recovery was the continued accommodative stance by the Federal Reserve (“the Fed”). The Fed revealed plans to purchase up to $900 billion of U.S. Treasury bonds. The goal of this “quantitative easing” was to keep stimulating the economy by lowering interest rates. The Fed maintained its closely watched Federal Funds rate, the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis in the 0.0% to 0.25% range. The discount rate, however, the interest rate charged to banks for direct loans was raised to 0.75% from 0.50%.

NFJ Dividend, Interest & Premium Strategy Fund
2	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

Twelve Months in Review
For the fiscal period ended January 31, 2011:

•	The NFJ Dividend, Interest & Premium Strategy Fund rose 16.02% on net asset value (“NAV”) and 28.20% on market price.

•	The AGIC Equity & Convertible Income Fund rose 22.56% on NAV and 30.16% on market price.

In contrast, the Russell 3000 Index, a broad measure of U.S. stock market performance, rose 23.95% during the twelve-month fiscal period. The Russell 1000 Value Index, a measure of large-cap value-style stocks, returned 21.54% and the Russell 1000 Growth Index, a measure of growth style stocks, gained 25.14% during the reporting period. Convertible securities, as reflected by the Merrill Lynch All Convertibles Index, advanced 21.09% during the fiscal period.

The Road Ahead
We anticipate that the economic recovery will continue and may, in fact, become more robust. At some point, companies are likely to accelerate hiring, which would boost the expansion still further. We are cautious, however, about interest rates, which have begun to move higher and could act as an economic headwind.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager and NFJ Investment Group LLC and Allianz Global Investors Capital LLC, the Funds’ sub-advisers, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	3

NFJ Dividend, Interest & Premium Strategy Fund	Fund Insights
January 31, 2011 (unaudited)

For the fiscal year ended January 31, 2011, NFJ Dividend, Interest & Premium Strategy Fund returned 16.02% on net asset value and 28.20% on market price.

During the 12-month review period, investors’ risk appetite returned, supported by a number of factors. In the equity market, the Russell 1000 Value Index, a subset of the broad market measuring value-oriented stocks, advanced strongly during the period. Equities were led by more economically sensitive and commodity-driven sectors such as materials and energy, as well as the consumer discretionary sector. More defensive segments such as utilities and consumer staples underperformed, with health care delivering the lowest returns for the fiscal year. Smaller and mid-size capitalized companies outperformed the largest capitalized firms. The most nimble companies were able to benefit from the improved macroeconomic environment.

Although convertible market sentiment varied throughout the fiscal period, the net result was a solid year. After an impressive return in the fourth quarter of 2010, the Merrill Lynch All Convertibles Index registered another good year of performance advancing 21.09%.

The factors driving fourth quarter and full year performance did not change significantly from earlier in the period. Although several hiccups occurred throughout the period, including mixed economic statistical releases and European sovereign concerns, these risks rose then abated quickly. Ultimately, stronger corporate profitability and an improving economy had the greatest influence on investor sentiment. Improved balance sheets and operating performance of corporations were supplemented by the incredible new corporate issuance volume that bolstered liquidity and reduced high-cost debt. Political risk abated after the November elections, and more accommodative decisions were made in Washington regarding taxes and further monetary policy easing (QE2). These factors also led to a healthy year-end rally in the equity markets and a sell-off in the Treasury market, all of which added to the appetite for convertible and equity investing.

Convertibles moved up in line with their historical equity upside participation during the fourth quarter of the period. Contrary to the first half of the fiscal period whereby credit improvement was the largest driver of performance, equity contribution increased later in the year.

Portfolio specifics
The equity portion of the portfolio recorded positive performance. At the sector level, both stock selection and overweight positions to telecommunications and consumer staples were strongly positive, as was an overweight to financials. Leading performer in the equity portion of the Fund’s portfolio included a significant overweight position in oil firm ConocoPhillips. That said, stock selection in the energy sector overall dampened returns, offsetting the beneficial effects of an overall overweighting to the sector. Stock selection in information technology and industrials also hampered returns. The largest detractors were Diamond Offshore Drilling and GlaxoSmithKline.

In the convertibles segment of the Fund’s portfolio, positions in the consumer discretionary, industrials and financial industries benefitted performance during the period. Select consumer discretionary issuers moved higher as automobile sales exceeded expectations and production schedules increased. Industrial issuers performed well on improving operating statistics and solid end-market demand. Financial companies gained on an improving global economic outlook and improving credit metrics.

Healthcare and consumer staples industries hindered relative performance during the reporting period. Generic drug manufacturing companies underperformed as international end-markets deteriorated, negatively impacting earnings. Consumer staples issuers were down as investors rotated into higher beta companies.

At the start of the reporting period, levels of implied volatility, as measured by the Chicago Board Options Exchange VIX Index (the “VIX”), trended from the mid 20’s down to the teens before spiking above 45 in May. One of the instances of increased volatility occurred due to the flash crash on May 6, 2010, where there was a chaotic drop in equity prices during afternoon trading. The equity market would regain strength towards the second half of the reporting period, resulting in declining levels of the VIX, which ended the last few months in the mid teens. The average volatility through the period was 22.29.

NFJ Dividend, Interest & Premium Strategy Fund
4	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund	Fund Insights (continued)
January 31, 2011 (unaudited)

Outlook
With the expectation for better economic growth and continuing stimulus, we believe stocks should post gains in 2011. We believe this will occur with significant short-term volatility due to profit taking, uncertainties, and other routine but unforeseeable factors. Stock dividends compare well with bond yields and have begun rising, which bodes well for our particular investment style. We believe stock valuations remain attractive and corporate balance sheets are relatively healthy. In this environment we continue to seek to identify and invest in dividend-paying companies presenting stable financials and visibility of cash flow generation.

Our outlook for the convertible market is positive. The improvement in corporate earnings witnessed in the third quarter earnings continued in the fourth quarter of 2010. U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended. In addition, consumers are spending again and labor conditions are improving.

In 2011, we expect companies may use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. We believe these factors should benefit equity and convertible investors.

While we expect credit spread tightening should continue as high yield credit spreads remain above the historical average, positive convertible returns will be dependent on the equity markets going forward. Even though global and economic risk headlines persist, driving a continuation of choppy directional short-term performance, few companies have seen a change in demand or order patterns. We believe fundamentals remain intact and this should provide a positive backdrop for the U.S. equity markets. In such an environment, convertible bonds should benefit from credit spread tightening and higher equity prices, making them an attractive option for total return investors.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	5

AGIC Equity & Convertible Income Fund	Fund Insights
January 31, 2011 (unaudited)

For the fiscal year ended January 31, 2011, AGIC Equity & Convertible Income Fund returned 22.56% on net asset value and 30.16% on market price.

Although market sentiment varied throughout the period, the net result for the equity and convertible markets was a solid year.

The factors driving the Fund’s fiscal year end performance did not change significantly from earlier in the period. Although several hiccups occurred throughout the period, including mixed economic statistical releases and European sovereign concerns, these risks rose then abated quickly. Ultimately, stronger corporate profitability and an improving economy had the greatest influence on investor sentiment. Improved balance sheets and operating performance of issuers were supplemented by the incredible new corporate issuance volume that bolstered liquidity and reduced high-cost debt. Political risk abated after the November elections, and more accommodative decisions were made in Washington regarding taxes and further monetary policy easing (QE2). These factors also led to a healthy year-end rally in the equity markets and a sell-off in the Treasury market. All of which added to the appetite for convertible investing.

The equity move higher was broad-based among industries and market capitalizations. Lagging areas of performance included utilities, telecommunications, and healthcare. The best performing sectors were technology, energy and consumer discretionary.

As was the theme throughout the fiscal year, smaller and mid-sized capitalized companies in the Merrill Lynch All Convertibles Index outperformed the largest capitalized firms. The most nimble companies were able to benefit from the improved macroeconomic environment.

Convertibles moved up in line with their historical equity upside participation during the fourth quarter of the reporting period. Unlike the first half of the period, where credit improvement was the bigger driver of returns, equity contributed more later in the year.

The Chicago Board Options Exchange Volatility Index (VIX), a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices, began the fiscal period in the mid twenties, spiked in May and then moved lower with the rising equity market. The VIX’s average volatility was 22.3, and remained in the mid to high teens during the last months of the period.

Portfolio specifics
The Fund’s equity positions in technology, industrials, and energy led much of the positive performance during the last fiscal quarter. Semiconductor chip manufacturers with exposure to smart phones and tablets were up on robust sales. Agricultural and mining equipment companies reported better than expected revenues and higher bookings. Energy names benefited from new build order flows that were much higher than analysts’ estimates.

The Fund’s weakest equity performers were healthcare companies. The market rotated away from the group as inline sales were overshadowed by higher inputs costs and potential pressure on future margins.

Convertible positions in the consumer discretionary, industrials and financial industries contributed positively to performance during the period. Select consumer discretionary issuers were higher as automobile sales exceeded expectations and production schedules increased. Industrial issuers performed well on improving operating statistics and solid end-market demand. Financial companies moved higher on an improving global economic outlook and improving credit metrics.

Convertible positions in the healthcare and consumer staples industries hindered relative performance over the period. Generic drug manufacturing companies underperformed as international end markets deteriorated, negatively impacting earnings. Consumer staples issues declined as investors rotated into higher beta companies.

Outlook
Our outlook for the equity and convertible markets is positive. The improvement in corporate earnings seen in the third quarter earnings continued in the fourth quarter. U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended. In addition, consumers are spending again and labor conditions are improving.

In 2011, we expect companies may use the high cash levels on their balance sheets and future free cash flow to help boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. We believe these factors will benefit investors in the convertible and equity markets.

NFJ Dividend, Interest & Premium Strategy Fund
6	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

AGIC Equity & Convertible Income Fund	Fund Insights (continued)
January 31, 2011 (unaudited)

Even though global and economic risk headlines persist, driving a continuation of choppy directional short-term performance, few companies have seen a change in demand or order patterns. We believe fundamentals remain intact and this should provide a positive backdrop for the U.S. equity markets. Convertible bonds should benefit from credit spread tightening and higher equity prices, an attractive option for total return investors.

The Fund’s disciplined approach of focusing on companies that are exceeding expectations and improving their credit statistics may be rewarded should those companies differentiate themselves from their peer group. In this environment, we believe companies that have reasonable earnings visibility should command premium valuations relative to other companies.

The portfolio management team continues to build the Fund’s portfolio one company at a time, by seeking to identify those that are opportunistically capitalizing on change. In addition, we look to maintain our discipline of seeking to identify the best total return candidates with the optimal risk/reward profile.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	7

NFJ Dividend, Interest & Premium Strategy Fund	Fund Performance & Statistics
January 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	28.20%	16.02%

5 Year	3.14%	2.50%

Commencement of Operations (2/28/05) to 1/31/11	1.82%	3.54%

Market Price/NAV Performance:
Commencement of Operations (2/28/05) to 1/31/11

Market Price

NAV

Market Price/NAV:

Market Price	$17.60

NAV	$19.12

Discount to NAV	(7.95)%

Market Price Yield(2)	10.23%

Investment Allocation (as a % of total investments)

(1)

Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)

Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2011.

NFJ Dividend, Interest & Premium Strategy Fund
8	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

AGIC Equity & Convertible Income Fund	Fund Performance & Statistics
January 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	30.16%	22.56%

3 Year	5.12%	3.83%

Commencement of Operations (2/27/07) to 1/31/11	2.36%	4.18%

Market Price/NAV Performance:
Commencement of Operations (2/27/07) to 1/31/11

Market Price

NAV

Market Price/NAV:

Market Price	$19.30

NAV	$20.28

Discount to NAV	(4.83)%

Market Price Yield(2)	5.80%

Investment Allocation (as a % of total investments)

(1)

Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)

Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2011.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	9

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Value

COMMON STOCK—69.9%
	Aerospace & Defense—2.1%
387	Lockheed Martin Corp.	$30,797,240
100	Northrop Grumman Corp.	6,930,000

		37,727,240

	Capital Markets—1.4%
420	Ameriprise Financial, Inc. (a)	25,893,000

	Chemicals—0.8%
135	Lubrizol Corp.	14,507,100

	Commercial Banks—3.2%
456	PNC Financial Services Group, Inc. (a)	27,354,000
918	Wells Fargo & Co. (a)	29,748,592

		57,102,592

	Commercial Services & Supplies—2.1%
486	Pitney Bowes, Inc.	11,797,652
1,500	RR Donnelley & Sons Co. (a)	26,580,000

		38,377,652

	Communications Equipment—0.5%
200	Harris Corp.	9,308,000

	Diversified Financial Services—0.6%
236	JP Morgan Chase & Co.	10,605,256

	Diversified Telecommunication Services—2.5%
750	AT&T, Inc. (a)	20,640,000
150	CenturyLink, Inc.	6,486,000
530	Verizon Communications, Inc. (a)	18,878,600

		46,004,600

	Electric Utilities—1.8%
600	Edison International (a)	21,768,000
152	Entergy Corp.	10,952,086

		32,720,086

	Energy Equipment & Services—1.7%
421	Diamond Offshore Drilling, Inc. (a)	30,204,252

	Food & Staples Retailing—0.2%
600	SUPERVALU, Inc.	4,374,000

	Food Products—1.2%
39	Bunge Ltd.	2,657,317
633	Kraft Foods, Inc. —Cl. A (a)	19,363,038

		22,020,355

	Health Care Equipment & Supplies—1.9%
400	Baxter International, Inc. (a)	19,396,000
368	Medtronic, Inc. (a)	14,109,424

		33,505,424

	Household Durables—0.8%
200	Stanley Black & Decker, Inc.	14,536,000

	Household Products—1.8%
504	Kimberly-Clark Corp.	32,649,812

NFJ Dividend, Interest & Premium Strategy Fund
10	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Value

	Industrial Conglomerates—1.8%
1,653	General Electric Co. (a)	$33,295,790

	Insurance—5.2%
800	Allstate Corp. (a)	24,912,000
1,104	Lincoln National Corp. (a)	31,827,824
200	MetLife, Inc.	9,154,000
490	Travelers Cos, Inc. (a)	27,567,400

		93,461,224

	IT Services—0.7%
75	International Business Machines Corp.	12,150,000

	Media—2.1%
1,300	CBS Corp. —Cl. B	25,779,000
399	Time Warner, Inc.	12,532,825

		38,311,825

	Metals & Mining—1.2%
200	Freeport-McMoRan Copper & Gold, Inc. (a)	21,750,000

	Multi-Utilities—1.2%
750	Ameren Corp. (a)	21,277,500

	Office Electronics—1.2%
2,125	Xerox Corp. (a)	22,567,500

	Oil, Gas & Consumable Fuels—14.9%
200	Cenovus Energy, Inc.	6,922,000
1,000	Chesapeake Energy Corp. (a)	29,530,000
307	Chevron Corp. (a)	29,171,989
800	ConocoPhillips (a)	57,168,000
400	EnCana Corp.	12,908,000
900	Marathon Oil Corp. (a)	41,130,000
550	Royal Dutch Shell PLC —Cl. A - ADR (a)	39,044,500
900	Total SA - ADR (a)	52,893,000

		268,767,489

	Pharmaceuticals—8.2%
1,200	GlaxoSmithKline PLC - ADR (a)	43,596,000
369	Johnson & Johnson	22,032,298
3,000	Pfizer, Inc. (a)	54,660,000
800	Sanofi-Aventis S.A. - ADR	27,528,000

		147,816,298

	Real Estate Investment Trust—0.4%
400	Annaly Capital Management, Inc.	7,132,000

	Semiconductors & Semiconductor Equipment—3.3%
2,790	Intel Corp. (a)	59,873,400

	Software—2.0%
986	Microsoft Corp.	27,331,305
461	Symantec Corp. (b)	8,112,716

		35,444,021

	Textiles, Apparel & Luxury Goods—0.5%
100	VF Corp.	8,272,000

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	11

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)			Value

	Thrifts & Mortgage Finance—2.2%
2,000	Hudson City Bancorp, Inc. (a)		$21,960,000
1,000	New York Community Bancorp, Inc. (a)		18,320,000

			40,280,000

	Tobacco—2.4%
780	Altria Group, Inc. (a)		18,342,502
800	Reynolds American, Inc. (a)		25,448,000

			43,790,502

	Total Common Stock (cost—$1,379,217,606)		1,263,724,918

CONVERTIBLE PREFERRED STOCK—13.2%

		Credit Rating (Moody’s/S&P)*

	Airlines—0.3%
123	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/CCC	4,837,009

	Automobiles—0.6%
190	General Motors Co., 4.75%, 12/1/13	NR/NR	10,331,663

	Banks—0.4%
147	Barclays Bank PLC, 10.00%, 3/15/11
	(Teva Pharmaceuticals Industries Ltd.)(c)	A1/A+	7,322,335

	Capital Markets—0.7%
188	AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	9,432,696
	Lehman Brothers Holdings, Inc. (c)(d)(e),
630	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	2,028,488
98	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,331,778

			12,792,962

	Commercial Banks—0.9%
75	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	11,429,375
6	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Baa3/A-	5,733,750

			17,163,125

	Commercial Services & Supplies—0.4%
161	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	7,322,708

	Diversified Financial Services—3.7%
189	2010 Swift Mandatory Common Exchange Security Trust,
	6.00%, 12/31/13 (g)	NR/NR	2,598,026
	Bank of America Corp.,
10	7.25%, 1/30/13, Ser. L (f)	Ba3/BB+	9,409,750
189	10.00%, 2/3/11, Ser. GILD (Gilead Sciences Inc.)(c)	A2/A	6,460,969
134	10.00%, 2/24/11, Ser. SLB (Schlumberger Ltd.)(c)	A2/A	9,648,907
74	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	10,185,944
	Credit Suisse Securities USA LLC,
173	7.00%, 7/27/11 (Target Corp.)(c)	Aa2/A	9,527,110
340	8.00%, 9/20/11 (Bristol-Myers Squibb Co.)(c)	Aa2/A	8,780,500
140	JP Morgan Chase & Co., 7.00%, 7/25/11
	(McDonald’s Corp.)(c)	Aa3/A+	10,354,869

			66,966,075

NFJ Dividend, Interest & Premium Strategy Fund
12	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Credit Rating (Moody’s/S&P)*	Value

	Electric Utilities—0.4%
	NextEra Energy, Inc.,
50	7.00%, 9/1/13	NR/NR	$2,462,750
88	8.375%, 6/1/12	NR/NR	4,416,340

			6,879,090

	Food Products—1.0%
157	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	6,569,440
114	Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	11,212,255

			17,781,695

	Household Durables—0.8%
98	Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	4,194,036
93	Stanley Black & Decker, Inc., 4.75%, 11/17/15	Baa3/BBB+	10,824,373

			15,018,409

	Insurance—0.9%
460	American International Group, Inc., 8.50%, 2/15/11	Baa2/NR	2,969,257
66	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	3,968,250
274	XL Group PLC, 10.75%, 8/15/11	Baa2/BBB-	8,658,505

			15,596,012

	Multi-Utilities—0.6%
244	AES Trust III, 6.75%, 10/15/29	B3/B+	11,899,875

	Oil, Gas & Consumable Fuels—1.4%
140	Apache Corp., 6.00%, 8/1/13	NR/NR	9,168,144
45	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	NR/NR	4,363,425
115	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	11,380,050

			24,911,619

	Real Estate Investment Trust—1.1%
177	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	4,420,000
602	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	Caa3/CCC-	15,849,144

			20,269,144

	Total Convertible Preferred Stock (cost-—$263,800,753)		239,091,721

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES—12.6%
	Building Products—0.3%
$5,875	Griffon Corp., 4.00%, 1/15/17 (g)(h)	NR/NR	6,073,281

	Capital Markets—0.2%
3,980	Ares Capital Corp., 5.75%, 2/1/16 (g)(h)	NR/BBB	4,109,350

	Computers & Peripherals—0.6%
315	EMC Corp., 1.75%, 12/1/13	NR/A-	511,875
1,250	NetApp, Inc., 1.75%, 6/1/13	NR/NR	2,220,313
6,500	SanDisk Corp., 1.50%, 8/15/17	NR/BB-	7,109,375

			9,841,563

	Construction & Engineering—0.1%
635	MasTec, Inc., 4.00%, 6/15/14	NR/NR	783,431

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	13

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Credit Rating (Moody’s/S&P)*	Value

	Diversified Telecommunication Services—0.3%
$ 4,905	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	$5,493,600

	Electrical Equipment—1.2%
8,780	EnerSys, 3.375%, 6/1/38 (i)	B2/BB	10,031,150
2,000	General Cable Corp., 4.50%, 11/15/29 (i)	B2/B	2,505,000
10,000	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	9,675,000

			22,211,150

	Energy Equipment & Services—0.2%
3,500	Newpark Resources, Inc., 4.00%, 10/1/17	NR/CCC+	3,228,750

	Hotels, Restaurants & Leisure—0.9%
3,495	International Game Technology, 3.25%, 5/1/14	Baa2/BBB	4,067,306
1,402	Mandalay Resort Group, 1.054%, 3/21/33, FRN (d)(e)	Caa1/CCC+	1,513,970
9,295	MGM Resorts International, 4.25%, 4/15/15 (g)(h)	Caa1/CCC+	10,329,069

			15,910,345

	Household Durables—0.4%
6,820	Lennar Corp., 2.00%, 12/1/20 (g)(h)	B3/B+	7,050,175

	Insurance—0.1%
2,000	American Equity Investment Life Holding Co.,
	3.50%, 9/15/15 (g)(h)	NR/NR	2,390,000

	Internet—0.2%
2,500	Symantec Corp., 1.00%, 6/15/13	NR/BBB	2,906,250

	Internet Software & Services—0.2%
4,200	Equinix, Inc., 2.50%, 4/15/12	NR/B-	4,378,500

	IT Services—0.4%
6,325	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	6,933,781

	Lodging—0.1%
1,000	Gaylord Entertainment Co., 3.75%, 10/1/14 (g)(h)	NR/NR	1,392,500

	Machinery—1.0%
6,035	AGCO Corp., 1.25%, 12/15/36	NR/BB+	8,283,038
3,500	Navistar International Corp., 3.00%, 10/15/14	NR/B	5,114,375
1,790	Titan International, Inc., 5.625%, 1/15/17 (g)(h)	NR/B+	3,797,037

			17,194,450

	Media—0.2%
7,160	Liberty Media LLC, 3.50%, 1/15/31	B1/BB-	4,027,500

	Metals & Mining—0.7%
4,805	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	6,126,375
3,000	United States Steel Corp., 4.00%, 5/15/14	Ba2/BB	5,808,750

			11,935,125

	Multi-line Retail—0.1%
1,940	Saks, Inc., 2.00%, 3/15/24	B3/B+	2,109,750

	Oil, Gas & Consumable Fuels—1.4%
8,100	Alpha Natural Resources, Inc., 2.375%, 4/15/15	NR/BB	10,276,875
7,475	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	9,511,938
3,855	Western Refining, Inc., 5.75%, 6/15/14	NR/CCC+	5,204,250

			24,993,063

NFJ Dividend, Interest & Premium Strategy Fund
14	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Pharmaceuticals—0.3%
$ 1,860	Valeant Pharmaceuticals International, Inc.,
	5.375%, 8/1/14 (g)(h)	NR/NR	$4,903,425

	Real Estate Investment Trust—1.0%
3,125	Boston Properties LP, 3.75%, 5/15/36	NR/A-	3,593,750
8,800	Developers Diversified Realty Corp., 1.75%, 11/15/40	NR/NR	9,240,000
5,000	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	5,500,000

			18,333,750

	Road & Rail—0.2%
2,000	Hertz Global Holdings, Inc., 5.25%, 6/1/14	NR/B-	3,877,500

	Semiconductors & Semiconductor Equipment—0.1%
2,030	SunPower Corp., 4.75%, 4/15/14	NR/NR	1,936,112

	Software—1.5%
2,000	Cadence Design Systems, Inc., 2.625%, 6/1/15 (g)(h)	NR/NR	2,635,000
3,000	Concur Technologies, Inc., 2.50%, 4/15/15 (g)(h)	NR/NR	3,555,000
5,000	Lawson Software, Inc., 2.50%, 4/15/12	NR/NR	5,287,500
7,500	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	9,356,250
4,000	Salesforce.com, Inc., 0.75%, 1/15/15 (g)(h)	NR/NR	6,565,000

			27,398,750

	Telecommunications—0.4%
6,000	Ciena Corp., 4.00%, 3/15/15 (g)(h)	NR/NR	7,875,000

	Thrifts & Mortgage Finance—0.5%
8,020	MGIC Investment Corp., 5.00%, 5/1/17	NR/CCC+	8,661,600
1,000	The PMI Group, Inc., 4.50%, 4/15/20	NR/CCC+	817,500

			9,479,100

	Total Convertible Bonds & Notes (cost—$218,536,288)		226,766,201

YANKEE BOND—0.2%
	Marine—0.2%
3,090	DryShips, Inc., 5.00%, 12/1/14 (cost-$3,476,922)	NR/NR	3,024,337

SHORT-TERM INVESTMENTS—4.4%
	Time Deposits—4.4%
15,068	Citibank-London, 0.03%, 2/1/11,		15,068,176
8,250	Royal Bank of Canada-Toronto, 0.03%, 2/1/11,		8,249,846
56,721	Societe Generale-Paris, 0.03%, 2/1/11,		56,720,898

	Total Short Term Investments (cost—$80,038,920)		80,038,920

	Total Investments, before call options written
	(cost—$1,945,070,489)—100.3%		1,812,646,097

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	15

NFJ Dividend, Interest & Premium Strategy Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Value

CALL OPTIONS WRITTEN (b)—(1.1)%
	Morgan Stanley Cyclical Flex Index,
350	strike price $1060, expires 2/4/11	$(393,204)
	Morgan Stanley Cyclical Index,
400	strike price $1060, expires 2/19/11	(892,000)
400	strike price $1070, expires 2/19/11	(660,000)
	NASDAQ 100 Flex Index,
100	strike price $2275, expires 2/4/11	(197,524)
125	strike price $2275, expires 2/11/11	(389,108)
100	strike price $2350, expires 3/11/11	(215,736)
	NASDAQ 100 Index,
125	strike price $2275, expires 2/19/11	(537,500)
100	strike price $2375, expires 3/19/11	(197,000)
	New York Stock Exchange Arca Mini Oil Flex Index,
5,500	strike price $60.50, expires 2/11/11	(2,312,365)
5,000	strike price $63, expires 2/25/11	(1,147,200)
4,500	strike price $64, expires 3/4/11	(810,225)
6,000	strike price $65, expires 3/11/11	(853,680)
5,000	strike price $66.50, expires 3/25/11	(337,100)
	New York Stock Exchange Arca Mini Oil Index,
13,500	strike price $65, expires 3/19/11	(2,126,250)
	Philadelphia Stock Exchange KBW Bank Flex Index,
6,500	strike price $52.50, expires 2/4/11	(523,055)
6,500	strike price $56, expires 2/25/11	(186,550)
5,500	strike price $56.50, expires 3/4/11	(173,085)
6,000	strike price $57.50, expires 3/4/11	(106,800)
	Philadelphia Stock Exchange KBW Bank Index,
14,500	strike price $55, expires 3/19/11	(1,268,750)
	Standard & Poor’s 500 Flex Index,
550	strike price $1260, expires 2/4/11	(1,476,794)
300	strike price $1265, expires 2/11/11	(781,137)
300	strike price $1270, expires 2/11/11	(669,675)
250	strike price $1300, expires 3/4/11	(365,897)
300	strike price $1305, expires 3/11/11	(446,949)
300	strike price $1310, expires 3/11/11	(388,179)
	Standard & Poor’s 500 Index,
550	strike price $1285, expires 2/19/11	(965,250)
300	strike price $1305, expires 3/19/11	(517,500)
300	strike price $1315, expires 3/19/11	(391,500)

	Total Call Options Written (premiums received—$14,849,891)	(19,330,013)

	Total Investments, net of call options written
	(cost—$1,930,220,598)—99.2%	1,793,316,084

	Other assets less other liabilities—0.8%	14,356,184

	Net Assets—100.0%	$1,807,672,268

NFJ Dividend, Interest & Premium Strategy Fund
16	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Value

COMMON STOCK—71.7%
	Aerospace & Defense—1.3%
74	L-3 Communications Holdings, Inc.	$5,813,975

	Auto Components—1.7%
206	Johnson Controls, Inc. (a)	7,912,179

	Automobiles—1.6%
458	Ford Motor Co. (a)(b)	7,309,885

	Beverages—4.6%
121	Coca-Cola Co.	7,604,850
127	Molson Coors Brewing Co. —Cl. B	5,966,551
114	PepsiCo, Inc.	7,331,340

		20,902,741

	Biotechnology—1.4%
164	Gilead Sciences, Inc. (b)	6,294,320

	Commercial Services & Supplies—0.5%
52	Avery Dennison Corp.	2,168,098

	Communications Equipment—5.7%
39	Aviat Networks, Inc. (b)	200,479
284	Cisco Systems, Inc. (b)	6,010,830
156	Harris Corp.	7,236,970
158	Qualcomm, Inc. (a)	8,541,714
61	Research In Motion Ltd. (b)	3,593,888

		25,583,881

	Computers & Peripherals—5.5%
24	Apple, Inc. (a)(b)	7,974,020
344	EMC Corp. (a)(b)	8,567,138
53	International Business Machines Corp. (a)	8,537,400

		25,078,558

	Diversified Financial Services—0.8%
84	JP Morgan Chase & Co.	3,765,972

	Diversified Telecommunication Services—1.7%
48	Frontier Communications Corp.	444,635
202	Verizon Communications, Inc.	7,195,240

		7,639,875

	Electric Utilities—0.9%
54	Entergy Corp.	3,911,758

	Electronic Equipment, Instruments & Components—1.8%
149	Amphenol Corp. —Cl. A	8,245,660

	Energy Equipment & Services—5.0%
69	Diamond Offshore Drilling, Inc.	4,940,819
124	National Oilwell Varco, Inc. (a)	9,126,650
97	Schlumberger Ltd. (a)	8,605,333

		22,672,802

	Health Care Equipment & Supplies—2.6%
111	Baxter International, Inc.	5,387,239
20	Intuitive Surgical, Inc. (b)	6,603,510

		11,990,749

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	17

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Value

	Health Care Providers & Services—3.4%
101	McKesson Corp.	$7,554,585
126	Medco Health Solutions, Inc. (b)	7,670,214

		15,224,799

	Hotels, Restaurants & Leisure—1.5%
94	McDonald’s Corp.	6,888,145

	Household Products—1.7%
121	Procter & Gamble Co.	7,663,982

	Independent Power Producers & Energy Traders—1.4%
92	Constellation Energy Group, Inc.	2,967,000
154	NRG Energy, Inc. (b)	3,195,479

		6,162,479

	Industrial Conglomerates—3.1%
290	General Electric Co.	5,843,802
310	Textron, Inc. (a)	8,157,787

		14,001,589

	Insurance—1.7%
53	MetLife, Inc.	2,434,232
87	Prudential Financial, Inc.	5,351,370

		7,785,602

	Internet Software & Services—1.9%
14	Google, Inc. —Cl. A (a)(b)	8,405,040

	Machinery—5.7%
176	AGCO Corp. (a)(b)	8,907,990
101	Deere & Co.	9,171,810
90	Joy Global, Inc. (a)	7,820,046

		25,899,846

	Metals & Mining—1.6%
66	Freeport-McMoRan Copper & Gold, Inc. (a)	7,199,250

	Multiline Retail—1.7%
139	Target Corp.	7,599,438

	Oil, Gas & Consumable Fuels—3.5%
84	Occidental Petroleum Corp. (a)	8,101,784
121	Peabody Energy Corp. (a)	7,680,162

		15,781,946

	Pharmaceuticals—2.5%
137	Abbott Laboratories	6,186,920
63	Johnson & Johnson	3,782,724
39	Merck & Co., Inc.	1,286,200

		11,255,844

	Semiconductors & Semiconductor Equipment—3.4%
342	Intel Corp.	7,343,612
239	Texas Instruments, Inc. (a)	8,104,490

		15,448,102

NFJ Dividend, Interest & Premium Strategy Fund
18	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Shares (000s)			Value

	Software—3.5%
248	Microsoft Corp.		$6,867,482
251	Oracle Corp. (a)		8,026,718
42	Symantec Corp. (b)		745,097

			15,639,297

	Total Common Stock (cost—$386,558,408)		324,245,812

CONVERTIBLE PREFERRED STOCK—15.4%

		Credit Rating (Moody’s/S&P)*

	Airlines—0.4%
51	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/NR	1,992,185

	Automobiles—0.5%
45	General Motors Co., 4.75%, 12/1/13	NR/NR	2,443,950

	Banks—0.3%
26	Barclays Bank PLC, 10.00%, 3/15/11
	(Teva Pharmaceuticals Industries Ltd.)(c)	A1/A+	1,291,680

	Capital Markets—1.3%
40	AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	2,028,969
	Lehman Brothers Holdings, Inc. (c)(d)(e),
209	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	673,534
33	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	455,286
104	The Goldman Sachs Group, Inc.,
	7.00%, 8/1/11 (Weatherford Corp.)(c)	A1/A	2,429,246

			5,587,035

	Commercial Banks—1.2%
18	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	2,721,316
3	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Baa3/A-	2,814,750

			5,536,066

	Commercial Services & Supplies—1.0%
102	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	4,655,072

	Diversified Financial Services—3.5%
	Bank of America Corp.,
4	7.25%, 1/30/13, Ser. L (f)	Ba3/BB+	4,184,862
31	10.00%, 2/24/11, Ser. SLB (Schlumberger Ltd.)(c)	A2/A	2,228,335
19	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	2,614,780
	Credit Suisse Securities USA LLC,
45	7.00%, 7/27/11 (Target Corp.)(c)	Aa2/A	2,485,034
79	8.00%, 9/20/11 (Bristol-Myers Squibb Co.)(c)	Aa2/A	2,045,340
33	JP Morgan Chase & Co., 7.00%, 7/25/11
	(McDonald’s Corp.)(c)	Aa3/A+	2,435,594

			15,993,945

	Electric Utilities—0.3%
23	NextEra Energy, Inc., 8.375%, 6/1/12	NR/NR	1,177,020

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	19

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Shares (000s)		Credit Rating (Moody’s/S&P)*	Value
	Food Products—1.4%
58	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	$2,407,244
39	Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	3,821,800
			6,229,044
	Household Durables—0.4%
41	Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	1,756,440
	Insurance—0.9%
148	American International Group, Inc., 8.50%, 2/15/11	Baa2/NR	954,600
28	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	1,653,437
53	XL Group PLC, 10.75%, 8/15/11	Baa2/BBB-	1,663,212
			4,271,249
	Multi-Utilities—1.1%
102	AES Trust III, 6.75%, 10/15/29	B3/B+	4,951,050
	Oil, Gas & Consumable Fuels—1.6%
37	Apache Corp., 6.00%, 8/1/13	NR/NR	2,414,736
20	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f)(g)(h)	NR/NR	1,964,025
27	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	2,707,650
			7,086,411
	Real Estate Investment Trust—1.1%
91	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	2,262,500
99	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	Caa3/CCC-	2,602,059
			4,864,559
	Road & Rail—0.4%
1	Kansas City Southern, 5.125%, 2/20/11 (f)	NR/B-	2,040,243

	Total Convertible Preferred Stock (cost—$86,413,064)		69,875,949

CONVERTIBLE BONDS & NOTES—9.8%

Principal Amount (000s)
	Auto Components—0.7%
$1,425	BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	2,974,687
	Capital Markets—0.7%
2,900	Ares Capital Corp., 5.75%, 2/1/16 (g)(h)	NR/BBB	2,994,250
	Electrical Equipment—0.6%
1,880	EnerSys, 3.375%, 6/1/38 (i)	B2/BB	2,147,900
500	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	483,750
			2,631,650
	Electronic Equipment, Instruments & Components—0.3%
1,335	Anixter International, Inc., 1.00%, 2/15/13	NR/B+	1,561,950
	Hotels, Restaurants & Leisure—0.5%
2,100	MGM Resorts International, 4.25%, 4/15/15 (g)(h)	Caa1/CCC+	2,333,625
	Internet Software & Services—0.5%
1,800	VeriSign, Inc., 3.25%, 8/15/37	NR/NR	2,092,500

NFJ Dividend, Interest & Premium Strategy Fund
20	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	IT Services—0.5%
$2,110	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	$2,313,088
	Machinery—0.6%
1,200	Titan International, Inc., 5.625%, 1/15/17 (g)(h)	NR/B+	2,545,500
	Media—1.2%
	Liberty Media LLC,
1,365	3.125%, 3/30/23	B1/BB-	1,568,044
4,000	3.50%, 1/15/31	B1/BB-	2,250,000
1,600	Regal Entertainment Group, 6.25%, 3/15/11 (g)(h)	NR/NR	1,616,000
			5,434,044
	Metals & Mining—0.5%
1,800	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	2,295,000
	Oil, Gas & Consumable Fuels—0.3%
1,100	Western Refining, Inc., 5.75%, 6/15/14	NR/CCC+	1,485,000
	Pharmaceuticals—0.7%
1,200	Valeant Pharmaceuticals International, Inc.,
	5.375%, 8/1/14 (g)(h)	NR/NR	3,163,500
	Real Estate Investment Trust—1.0%
2,000	Boston Properties LP, 3.75%, 5/15/36	NR/A-	2,300,000
2,100	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	2,310,000
			4,610,000
	Semiconductors & Semiconductor Equipment—0.5%
2,500	SunPower Corp., 4.75%, 4/15/14	NR/NR	2,384,375
	Software—0.4%
1,400	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	1,746,500
	Thrifts & Mortgage Finance—0.8%
	MGIC Investment Corp.,
1,700	5.00%, 5/1/17	NR/CCC+	1,836,000
1,755	9.00%, 4/1/63 (g)(h)	Caa3/CC	1,816,425
			3,652,425

	Total Convertible Bonds & Notes (cost-—$44,326,221)		44,218,094

CORPORATE BONDS & NOTES—1.1%
	Electric—0.4%
2,000	Texas Competitive Electric Holdings Co. LLC /
	TCEH Finance, Inc., 15.00%, 4/1/21 (g)(h)	Caa3/CCC-	1,790,000
	Independent Power Producer—0.7%
4,340	Dynegy Holdings, Inc., 7.75%, 6/1/19	Caa2/B-	3,135,650

	Total Corporate Bonds & Notes (cost—$5,920,612)		4,925,650

YANKEE BOND—0.2%
	Marine—0.2%
1,100	DryShips, Inc., 5.00%, 12/1/14 (cost-$1,241,382)	NR/NR	1,076,625

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	21

AGIC Equity & Convertible Income Fund	Schedule of Investments
January 31, 2011

Principal Amount (000s)		Value
SHORT-TERM INVESTMENT—2.5%
	Time Deposit—2.5%
$11,432	Citibank-London, 0.03%, 2/1/11 (cost—$11,432,418)	$11,432,418
	Total Investments, before call options written
	(cost-$535,892,105)—100.7%	455,774,548

CALL OPTIONS WRITTEN (b)—(0.1)%

Contracts
	AGCO Corp.,
270	strike price $55, expires 2/19/11	(13,500)
	Apple, Inc.,
165	strike price $360, expires 2/19/11	(15,840)
	EMC Corp.,
2,400	strike price $26, expires 2/19/11	(28,800)
	Ford Motor Co.,
3,200	strike price $19, expires 2/19/11	(11,200)
	Freeport-McMoRan Copper & Gold, Inc.,
460	strike price $64.50, expires 2/19/11	(8,050)
	Google, Inc.,
100	strike price $640, expires 2/19/11	(13,500)
	International Business Machines Corp.,
370	strike price $165, expires 2/19/11	(31,635)
	Johnson Controls, Inc.,
1,445	strike price $40, expires 2/19/11	(39,738)
	Joy Global, Inc.,
625	strike price $95, expires 2/19/11	(29,375)
	National Oilwell Varco, Inc.,
195	strike price $75, expires 2/19/11	(40,950)
	Occidental Petroleum Corp.,
585	strike price $100, expires 2/19/11	(53,527)
	Oracle Corp.,
1,755	strike price $33, expires 2/19/11	(42,120)
	Peabody Energy Corp.,
175	strike price $65, expires 2/19/11	(21,088)
	Qualcomm, Inc.,
1,105	strike price $55, expires 2/19/11	(79,007)
	Schlumberger Ltd.,
105	strike price $90, expires 2/19/11	(17,955)
	Texas Instruments, Inc.,
1,675	strike price $35, expires 2/19/11	(36,850)
	Textron, Inc.,
1,175	strike price $27, expires 2/19/11	(49,350)
	Total Call Options Written (premiums received-$1,063,613)	(532,485)
	Total Investments, net of call options written
	(cost-$534,828,492)—100.6%	455,242,063
	Other liabilities in excess of other assets—(0.6)%	(2,835,683)
	Net Assets—100.0%	$452,406,380

NFJ Dividend, Interest & Premium Strategy Fund
22	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund	Notes to Schedule
January 31, 2011	of Investments

Notes to Schedules of Investments:
*	[Unaudited]
(a)	All or partial amount segregated as collateral for the benefit of the counterparty for call options written.
(b)	Non-income producing.
(c)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)

Fair-Valued—Securities in NFJ Dividend, Interest & Premium Strategy and AGIC Equity & Convertible Income Fund, with an aggregate value of $4,874,236 and $1,128,820, representing 0.27% and 0.25% of net assets, respectively. See Note 1 (a) and Note 1 (b) in the Notes to Financial Statements.

(e)	In default.
(f)	Perpetual maturity. Maturity date shown is the first call date.
(g)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)

Private Placement–Restricted as to resale and may not have a readily available market. Securities in NFJ Dividend, Interest & Premium Strategy Fund & AGIC Equity & Convertible Income Fund, with an aggregate market value of $65,038,262 and $18,223,325, representing 3.60% and 4.03% of net assets, respectively.

(i)	Step-Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
ADR–American Depositary Receipt
FRN–Floating Rate Notes. The interest rate disclosed reflects the rate in effect on January 31, 2011.
NR–Not Rated
WR–Withdrawn Rating

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.11 |	AGIC Equity & Convertible Income Fund Annual Report	23

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Statements of Assets and Liabilities

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Assets:
Investments, at value (cost – $1,945,070,489 and $535,892,105, respectively)	$1,812,646,097	$455,774,548
Receivable for investments sold	25,552,810	2,773,237
Dividends and interest receivable	4,356,624	1,302,438
Prepaid expenses	18,197	4,678
Total Assets	1,842,573,728	459,854,901

Liabilities:
Call options written, at value (premiums received – $14,849,891 and $1,063,613, respectively)	19,330,013	532,485
Payable for investments purchased	13,863,860	6,389,454
Investment management fees payable	1,378,344	382,742
Accrued expenses	329,243	143,840
Total Liabilities	34,901,460	7,448,521
Net Assets	$1,807,672,268	$452,406,380

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and 22,304,189 shares issued and outstanding, respectively)	$945	$223
Paid-in-capital in excess of par	2,242,686,741	517,458,932
Undistributed (Dividends in excess of) net investment income	(3,316,174)	303,108
Accumulated net realized gain (loss)	(294,794,730)	14,230,546
Net unrealized depreciation of investments and call options written	(136,904,514)	(79,586,429)
Net Assets	$1,807,672,268	$452,406,380
Net Asset Value Per Share	$19.12	$20.28

NFJ Dividend, Interest & Premium Strategy Fund
24	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund For the year ended January 31, 2011	Statements of Operations

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Investment Income:
Dividends (net of foreign withholding taxes of $1,084,557 and $0, respectively)	$69,298,800	$10,454,793
Interest	7,748,823	2,919,373
Total Investment Income	77,047,623	13,374,166

Expenses:
Investment management fees	15,381,578	4,101,246
Custodian and accounting agent fees	363,300	119,764
Shareholder communications	296,240	82,212
Trustees’ fees and expenses	141,075	33,405
Audit and tax services	87,380	67,525
New York Stock Exchange listing fees	74,721	21,250
Legal fees	55,235	21,690
Insurance expenses	44,519	11,285
Dividend expense	35,968	—
Transfer agent fees	29,930	31,965
Miscellaneous	12,164	4,773
Total expenses	16,522,110	4,495,115

Net Investment Income	60,525,513	8,879,051

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	96,344,271	34,230,888
Call Options written	(76,157,888)	(489,209)
Net change in unrealized appreciation/depreciation of:
Investments	189,959,185	42,869,951
Call Options written	(13,654,523)	(195,442)
Net realized and change in unrealized gain on investments and call options written	196,491,045	76,416,188
Net Increase in Net Assets Resulting from Investment Operations	$257,016,558	$85,295,239

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	25

NFJ Dividend, Interest & Premium Strategy Fund	Statements of Changes
AGIC Equity & Convertible Income Fund	in Net Assets

NFJ Dividend, Interest & Premium Strategy:

	Year ended January 31, 2011	Year ended January 31, 2010
Investments Operations:
Net investment income	$60,525,513	$58,104,787
Net realized gain (loss) on investments and call options written	20,186,383	(158,414,644)
Net change in unrealized appreciation/depreciation of investments and call options written	176,304,662	458,016,688
Net increase in net assets resulting from investment operations	257,016,558	357,706,831

Dividends to Shareholders from Net investment income	(85,071,892)	(56,714,595)
Total increase in net assets	171,944,666	300,992,236

Net Assets:
Beginning of year	1,635,727,602	1,334,735,366
End of year (including undistributed (dividends in excess of) net investment income of $(3,316,174), and $7,833,420, respectively)	$1,807,672,268	$1,635,727,602

AGIC Equity & Convertible Income:

	Year ended January 31, 2011	Year ended January 31, 2010
Investments Operations:
Net investment income	$8,879,051	$9,004,789
Net realized gain on investments and call options written	33,741,679	15,405,697
Net change in unrealized appreciation/depreciation of investments and call options written	42,674,509	93,536,166
Net increase in net assets resulting from investment operations	85,295,239	117,946,652

Dividends and Distributions to Shareholders from:
Net investment income	(9,137,004)	(22,085,355)
Net realized gains	(15,843,688)	—
Return of capital	—	(2,895,337)
Total dividends and distributions to shareholders	(24,980,692)	(24,980,692)
Total increase in net assets	60,314,547	92,965,960

Net Assets:
Beginning of year	392,091,833	299,125,873
End of year (including undistributed (dividends in excess of) net investment income of $303,108, and $(647,147), respectively)	$452,406,380	$392,091,833

NFJ Dividend, Interest & Premium Strategy Fund
26	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

1. Organization and Significant Accounting Policies
NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund (collectively referred to as the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value common shares authorized.

NFJ Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

AGIC Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	27

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•           Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities, for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories, investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

NFJ Dividend, Interest & Premium Strategy Fund
28	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

1. Organizational and Significant Accounting Policies (continued)

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2011 in valuing each Fund’s assets and liabilities is listed below:

NFJ Dividend, Interest & Premium Strategy:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/11

Investments in Securities – Assets
Common Stock	$1,263,724,918	—	—	$1,263,724,918
Convertible Preferred Stock:
Airlines	—	$4,837,009	—	4,837,009
Banks	—	7,322,335	—	7,322,335
Capital Markets	—	9,432,696	$3,360,266	12,792,962
Commercial Banks	5,733,750	11,429,375	—	17,163,125
Commercial Services & Supplies	—	7,322,708	—	7,322,708
Diversified Financial Services	19,595,694	47,370,381	—	66,966,075
Household Durables	10,824,373	4,194,036	—	15,018,409
Oil, Gas & Consumable Fuels	9,168,144	15,743,475	—	24,911,619
All Other	82,757,479	—	—	82,757,479
Convertible Bonds & Notes:
Hotels, Restaurants & Leisure	—	14,396,375	1,513,970	15,910,345
All Other	—	210,855,856	—	210,855,856
Yankee Bond	—	3,024,337	—	3,024,337
Short-Term Investments	—	80,038,920	—	80,038,920

Total Investments in Securities – Assets	$1,391,804,358	$415,967,503	$4,874,236	$1,812,646,097

Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(7,555,750)	$(11,774,263)	—	$(19,330,013)

Total Investments	$1,384,248,608	$404,193,240	$4,874,236	$1,793,316,084

There were no significant transfers into and out of Levels 1 and 2 during the year ended January 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2011, were as follows:

	Beginning Balance 1/31/10	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 1/31/11

Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$3,360,266	—	—	—	—	$3,360,266
Convertible Bonds & Notes:
Hotels, Restaurants & Leisure	1,513,970	—	—	—	—	1,513,970

Total Investments	$4,874,236	—	—	—	—	$4,874,236

There was no change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at January 31, 2011.

* There were no transfers into and out of Level 3 during the year ended January 31, 2011.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	29

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

AGIC Equity & Convertible Income:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/11

Investments in Securities – Assets
Common Stock	$324,245,812	—	—	$324,245,812
Convertible Preferred Stock:
Airlines	—	$1,992,185	—	1,992,185
Banks	—	1,291,680	—	1,291,680
Capital Markets	—	4,458,215	$1,128,820	5,587,035
Commercial Banks	2,814,750	2,721,316	—	5,536,066
Commercial Services & Supplies	—	4,655,072	—	4,655,072
Diversified Financial Services	6,799,642	9,194,303	—	15,993,945
Household Durables	—	1,756,440	—	1,756,440
Oil, Gas & Consumable Fuels	2,414,736	4,671,675	—	7,086,411
Road & Rail	—	2,040,243	—	2,040,243
All Other	23,936,872	—	—	23,936,872
Convertible Bonds & Notes	—	44,218,094	—	44,218,094
Corporate Bonds & Notes	—	4,925,650	—	4,925,650
Yankee Bond	—	1,076,625	—	1,076,625
Short-Term Investments	—	11,432,418	—	11,432,418

Total Investments in Securities – Assets	$360,211,812	$94,433,916	$1,128,820	$455,774,548

Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(532,485)	—	—	$(532,485)

Total Investments	$359,679,327	$94,433,916	$1,128,820	$455,242,063

There were no significant transfers into and out of Levels 1 and 2 during the year ended January 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2011, were as follows:

	Beginning Balance 1/31/10	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 1/31/11

Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$1,128,820	—	—	—	—	$1,128,820

Total Investments	$1,128,820	—	—	—	—	$1,128,820

There was no change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at January 31, 2011.

*There were no transfers into and out of Level 3 during the year ended January 31, 2011.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains

NFJ Dividend, Interest & Premium Strategy Fund
30	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact on the Funds’ financial statements at January 31, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Convertible Securities
It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

(g) Short Sales
Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Dividend expense is recorded on ex-date.

2. Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	31

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

2. Principal Risks (continued)

credit quality. When a Fund holds a variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of equity securities, such as common and preferred stock, securities convertible into equity securities or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Advisers, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors Capital LLC (“AGIC”), also affiliates of the Investment Manager, seek to minimize counterparty risks to each applicable Fund by performing reviews of each counterparty. Delivery of securities sold is only made once the Funds have received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds held synthetic convertible securities with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The values of the relevant securities have been written down to their estimated recoverable values.

3. Financial Derivatives Instruments
Disclosure about derivatives and hedging activities require qualitative disclosures regarding objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions
The Funds write (sell) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Funds’ Statements of Assets and Liabilities at January 31, 2011:

NFJ Dividend, Interest & Premium Strategy Fund
32	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

3. Financial Derivatives Instruments (continued)

NFJ Dividend, Interest & Premium Strategy:

Location	Market Price

Liability derivatives:
Call options written, at value	$(19,330,013)

AGIC Equity & Convertible Income:

Location	Market Price

Liability derivatives:
Call options written, at value	$(532,485)

The effect of derivatives on the Funds’ Statements of Operations for the year ended January 31, 2011:

Location	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income

Net realized loss on:
Call options written, Market Price	$(76,157,888)	$(489,209)

Net change in unrealized appreciation/depreciation of:
Call options written, Market Price	$(13,654,523)	$(195,442)

The average volumes of derivative activity during the year ended January 31, 2011 was:

Options Written Contracts

NFJ Dividend, Interest & Premium Strategy	90,395
AGIC Equity & Convertible Income	11,765

4. Investment Manager/Sub-Advisers
Each Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, the NFJ Dividend, Interest & Premium Strategy Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. Pursuant to its Agreement, the AGIC Equity & Convertible Income Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained its affiliates NFJ and AGIC (the “Sub-Advisers”), to manage NFJ Dividend, Interest & Premium Strategy. NFJ manages the Fund’s equity component and AGIC manages the Fund’s convertible and index option strategy components. AGIC serves as the sole sub-adviser to AGIC Equity & Convertible Income. Subject to the supervision of the Investment Manager, NFJ and AGIC make all of NFJ Dividend, Interest & Premium Strategy’s investment decisions in connection with their respective components of the Fund’s investments. Subject to the supervision of the Investment Manager, AGIC is responsible for making all of AGIC Equity & Convertible Income’s investment decisions. Pursuant to Sub-Advisory Agreements, the Investment Manager and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Effective August 25, 2010, the Sub-Advisory Agreements between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) relating to the Funds and the Sub-Advisory Agreement between the Investment Manager and Oppenheimer Capital LLC (“OCC”) relating to NFJ Dividend, Interest & Premium Strategy Fund were novated from NACM and OCC, respectively, to AGIC, the indirect parent of NACM and OCC and an affiliate of the Investment Manager.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	33

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

4. Investment Manager/Sub-Advisers (continued)

The novations coincided with a larger corporate reorganization transferring the advisory businesses of NACM and OCC to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from both NACM and OCC, and the transactions in August 2010 marked the last step in the full integration of these businesses under a single name.

5. Investment in Securities
For the year ended January 31, 2011, purchases and sales of investments, other than short-term securities were:

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income

Purchases	$1,077,669,357	$672,798,955
Sales	1,250,051,718	692,817,502

(a) Transactions in call options written for the year ended January 31, 2011:

NFJ Dividend, Interest & Premium Strategy:	Contracts	Premiums

Options outstanding, January 31, 2010	105,650	$15,703,026
Options written	652,005	103,678,353
Options terminated in closing purchase transactions	(326,530)	(50,765,944)
Options expired	(347,775)	(53,765,544)

Options outstanding, January 31, 2011	83,350	$14,849,891

AGIC Equity & Convertible Income:	Contracts	Premiums

Options outstanding, January 31, 2010	17,065	$878,695
Options written	139,240	7,240,028
Options terminated in closing purchase transactions	(60,425)	(3,223,600)
Options expired	(80,075)	(3,831,510)

Options outstanding, January 31, 2011	15,805	$1,063,613

6. Income Tax Information

NFJ Dividend, Interest & Premium Strategy:
The tax character of dividends and distributions paid were:
	Year ended	Year ended
	January 31, 2011	January 31, 2010

Ordinary Income	$85,071,892	$56,714,595

At January 31, 2011, there were no distributable earnings.

For the year ended January 31, 2011, permanent differences are primarily attributable to the differing treatment of convertible securities, reclasses of taxable overdistributions, and investments in Real Estate Investment Trusts. These adjustments were to decrease dividends in excess of net investment income by $13,396,785, increase accumulated net realized loss by $2,271,567 and decrease paid-in capital in excess of par by $11,125,218.

At January 31, 2011, the Fund had a capital loss carryforward of $ 270,756,167, $17,766,745 of which will expire in 2017 and $252,989,422 of which will expire in 2018, and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

During the year ended January 31, 2011, the Fund utilized available capital loss carryforwards of $38,126,673.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $22,765,961 arising after October 31, 2010.

NFJ Dividend, Interest & Premium Strategy Fund
34	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund January 31, 2011	Notes to Financial Statements

6. Income Tax Information (continued)

AGIC Equity & Convertible Income:
The tax character of dividends and distributions paid were:
	Year ended	Year ended
	January 31, 2011	January 31, 2010

Ordinary Income	$24,481,089	$22,085,355
Long-term capital gains	499,603	—
Return of capital	—	2,895,337

At January 31, 2011, the tax character of distributable earnings was comprised of $15,491,112 of ordinary income and $705,938 of long-term capital gains.

For the year ended January 31, 2011, permanent differences are primarily attributable to the differing treatment of convertible securities, premium adjustments and investments in Real Estate Investment Trusts. These adjustments were to increase undistributed net investment income by $1,208,208, decrease net realized gains by $1,208,208.

During the year ended January 31, 2011, the Fund utilized available capital loss carryforwards of $2,459,237.

The Funds’ cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2011 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Depreciation

NFJ Dividend, Interest & Premium Strategy	$1,948,235,098	$111,177,035	$(246,766,036)	$(135,589,001)
AGIC Equity & Convertible Income	536,788,539	2,748,646	(83,762,637)	(81,013,991)

The difference between book and tax depreciation is attributable to wash sales and the tax treatment of convertible securities.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court in April 2010, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On March 11, 2011 the following quarterly dividends were declared to shareholders, payable March 30, 2011 to shareholders of record on March 21, 2011:

NFJ Dividend, Interest & Premium Strategy	$0.45 per share
AGIC Equity & Convertible Income	$0.28 per share

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	35

NFJ Dividend, Interest & Premium Strategy Fund	Financial Highlights
For a share outstanding throughout each year:

	Year ended January 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$17.30	$14.12	$23.84	$25.72	$24.18
Investment Operations:
Net investment income	0.64	0.61	0.89	0.80	0.75
Net realized and change in unrealized gain (loss) on investments, call options written and short sales	2.08	3.17	(8.63)	(0.44)	2.89
Total from investment operations	2.72	3.78	(7.74)	0.36	3.64
Dividends and Distributions to
Shareholders from:
Net investment income	(0.90)	(0.60)	(0.87)	(1.01)	(0.73)
Net realized gains	—	—	(1.11)	(1.23)	(1.37)
Total dividends and distributions to shareholders	(0.90)	(0.60)	(1.98)	(2.24)	(2.10)
Net asset value, end of year	$19.12	$17.30	$14.12	$23.84	$25.72
Market price, end of year	$17.60	$14.50	$12.97	$23.26	$25.87
Total Investment Return (1)	28.20%	17.31%	(37.93)%	(1.65)%	27.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,807,672	$1,635,728	$1,334,735	$2,253,652	$2,431,595
Ratio of expenses to average net assets	0.97%	0.98%	0.97%	0.95%	0.95%
Ratio of net investment income to average net assets	3.54%	3.95%	4.40%	3.13%	3.08%
Portfolio turnover rate	65%	57%	48%	82%	69%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each year reported. Income dividends and capital gain distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

NFJ Dividend, Interest & Premium Strategy Fund
36	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11 |	See accompanying Notes to Financial Statements

AGIC Equity & Convertible Income Fund	Financial Highlights
For a share outstanding throughout each period:

				For the Period February 27, 2007* through January 31, 2008

	Year ended January 31,
	2011	2010	2009
Net asset value, beginning of period	$17.58	$13.41	$23.44	$23.88	**
Investment Operations:
Net investment income	0.40	0.40	0.67	0.62
Net realized and change in unrealized gain (loss) on investments and call options written	3.42	4.89	(8.39)	0.68
Total from investment operations	3.82	5.29	(7.72)	1.30
Dividends and Distributions to Shareholders from:
Net investment income	(0.41)	(0.99)	(0.65)	(0.70)
Net realized gains	(0.71)	—	(1.66)	(0.99)
Return of capital	—	(0.13)	—	—
Total dividends and distributions to shareholders	(1.12)	(1.12)	(2.31)	(1.69)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	—	(0.05)
Net asset value, end of period	$20.28	$17.58	$13.41	$23.44
Market price, end of period	$19.30	$15.83	$13.10	$22.02
Total Investment Return (1)	30.16%	30.75%	(31.75)%	(5.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$452,406	$392,092	$299,126	$522,848
Ratio of expenses to average net assets	1.10%	1.10%	1.07%	1.08	%(2)
Ratio of net investment income to average net assets	2.16%	2.54%	3.42%	2.73	%(2)
Portfolio turnover rate	168%	94%	86%	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

Total investment return for a period of less than one year is not annualized.
(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	37

NFJ Dividend, Interest & Premium Strategy Fund	Report of Independent
AGIC Equity & Convertible Income Fund	Registered Public
Accounting Firm

To the Shareholders and Board of Trustees

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund (the “Funds”) at January 31, 2011, the results of each of their operations, changes in net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 24, 2011

NFJ Dividend, Interest & Premium Strategy Fund
38	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund	Tax Information (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires NFJ Dividend, Interest & Premium Strategy and AGIC Equity & Convertible Income Fund to advise shareholders within 60 days of the Funds’ tax year ended January 31, 2011 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Total dividends and distributions for the tax year ended January 31, 2011 were as follows:

NFJ Dividend, Interest & Premium Strategy:

Dividends from ordinary income	$85,071,892

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 71.19%, or the maximum amount allowable.

The percentage of ordinary dividends paid during the year ended January 31, 2011 which qualified for the Dividends Received Deduction available to corporate shareholders was 61.90%.

AGIC Equity & Convertible Income:

Dividends from ordinary income	$24,481,089
Distributions from long-term gains	$499,603

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 37.05%, or the maximum amount allowable.

The percentage of ordinary dividends paid during the year ended January 31, 2011 which qualified for the Dividends Received Deduction available to corporate shareholders was 36.90%.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	39

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund	Annual Shareholder Meetings Results/Changes to the Board of Trustees/ Change in Portfolio Manager (unaudited)

Annual Shareholder Meetings Results:

The Funds held their joint annual meetings of shareholders on July 21, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority

NFJ Dividend, Interest & Premium Strategy:
Re-election of Paul Belica – Class I to serve until 2012	82,137,502	6,447,365
Re-election of Hans W. Kertess – Class I to serve until 2012	82,260,364	6,324,503
Re-election of William B. Ogden, IV – Class I to serve until 2012	82,240,577	6,344,290
Re-election of R. Peter Sullivan III – Class II to serve until 2013	82,286,373	6,298,494
Election of Alan Rappaport – Class III to serve until 2011	82,290,170	6,294,697
Election of James A. Jacobson – Class II to serve until 2013	82,294,420	6,290,447

Mr. John C. Maney†, continued to serve as a Trustee.

	Affirmative	Withheld Authority

AGIC Equity & Convertible Income:
Re-election of Paul Belica – Class III to serve until 2013	20,373,540	431,256
Re-election of R. Peter Sullivan III – Class III to serve until 2013	20,383,082	421,714
Election of Alan Rappaport – Class I to serve until 2011	20,393,694	411,102
Election of James A. Jacobson – Class II to serve until 2012	20,389,533	415,263

Messrs. Hans W. Kertess, John C. Maney† and William B. Ogden, IV, continued to serve as Trustees.

† Interested Trustee

Changes to the Board of Trustees:

Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Effective September 21, 2010, the Funds’ Board of Trustees appointed Brad Gallagher as a Class II Trustee for NFJ and Class III for NIE to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee for NFJ and Class III for NIE to serve until 2011.

Change in Portfolio Manager (NFJ Dividend, Interest & Premium Strategy Fund only)

Effective May 14, 2010, Mr. Baxter Hines replaced Mr. Jeff Partenheimer as a portfolio manager of the Fund’s equity component. Mr. Ben Fischer continues to be the lead portfolio manager of the equity component.

Mr. Baxter Hines is a Vice President and Portfolio Manager at NFJ. He has over 5 years experience in equity research and investment consulting. Prior to joining NFJ in 2008, Mr. Hines attended the University of Texas where he received an MBA from the McCombs School of Business. Before attending business school, Mr. Hines worked as a market data specialist for Reuters. He received a BA in Economics from the University of Virginia in 2001.

NFJ Dividend, Interest & Premium Strategy Fund
40	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund	Proxy Voting Policies & Procedures/Changes in Investment Policy (unaudited)

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Changes in Investment Policy – (AGIC Equity & Convertible Income Fund only)

Effective June 30, 2010, the description of AGIC Equity & Convertible Income’s option strategy was revised as follows:

AGIC Equity & Convertible Income employs its Option Strategy by writing (selling) call options on stocks held in its equity securities portfolio (the “Equity Component”). When the Fund writes a call option on an individual stock held in the Equity Component, it will ordinarily do so with respect to approximately 70% of the value of the position. Therefore, if the Fund determines to write call options on all or substantially all of the individual stocks held in the Equity Component, it is expected that the Fund will have written call options positions with respect to approximately 70% of the aggregate value of the Equity Component. However, the extent of the Fund’s use of the Option Strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the individual stocks held in the Equity Component.

The Fund’s Option Strategy, to the extent utilized, is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Fund’s Option Strategy will achieve its objectives.

There are various risks associated with the Fund’s Option Strategies, including that the Fund forgoes, during the life of a written call option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund (in the case of an index option, to the extent the performance of the index is correlated with the corresponding securities held by the Fund) with respect to which the option was written above the sum of the premium and the strike price of the call. Therefore, an Option Strategy generally limits the Fund’s ability to benefit from the full upside potential of its equity holdings, while the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The use of written call options by the Fund also potentially involves correlation, liquidity, valuation, tax and other risks.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	41

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund	Privacy Policy (unaudited)

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personnel Information
In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates
We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer agencies.

NFJ Dividend, Interest & Premium Strategy Fund
42	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund	Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	43

NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Funds	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at 2012 - NFJ/ 2011 - NIE annual meetings of shareholders.
Trustee/Director of 54 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2005 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at 2012- NFJ/ 2013 - NIE annual meetings of shareholders.
Trustee/Director of 54 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Bradford K. Gallagher

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006).

Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election at 2011 annual meetings of shareholders.
Trustee/Director of 54 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010)

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election at 2013- NFJ, 2012 - NIE annual meetings of shareholders.
Trustee/Director of 54 funds in Fund Complex
Trustee/Director of16 funds in Alpine Mutual Funds Complex

John C. Maney†

Chief Executive Officer of Allianz Global Investors Fund Management LLC since January 2011; Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Date of Birth: 8/3/59
Trustee since: 2006 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at 2011 - NFJ/ 2012 - NIE annual meeting of shareholders.
Trustee/Director of 79 Funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

NFJ Dividend, Interest & Premium Strategy Fund
44	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at 2012 - NFJ/ 2011 - NIE annual meetings of shareholders.
Trustee/Director of 54 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Alan Rappaport	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Date of Birth: 3/3/53
Trustee since: 2010
Term of office: Expected to stand for election at 2011 annual meetings of shareholders.
Trustee/Director of 54 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Deborah A. Zoullas

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election at 2011 annual meetings of shareholders.
Trustee/Director of 50 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

† Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member-Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member - Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman - Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

NFJ Dividend, Interest & Premium Strategy Fund
1.31.11 | AGIC Equity & Convertible Income Fund Annual Report	45

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund	Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Date of Birth: 11/14/64
President & Chief Executive Officer since: 2005 - NFJ and 2007 - NIE

Lawrence G. Altadonna

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Date of Birth: 3/10/66
Treasurer, Principal Financial and Accounting Officer since: 2005 - NFJ and 2007 - NIE

Thomas J. Fuccillo

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Date of Birth: 3/22/68
Vice President, Secretary & Chief Legal Officer since: 2005 - NFJ and 2007 - NIE

Scott Whisten	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.
Date of Birth: 3/13/71
Assistant Treasurer since: 2007

Richard J. Cochran

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Date of Birth: 1/23/61
Assistant Treasurer since: 2008

Orhan Dzemaili	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Date of Birth: 4/18/74
Assistant Treasurer since: 2011

Youse E. Guia	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/3/72
Chief Compliance Officer since: 2005 - NFJ and 2007 - NIE

Lagan Srivastava	Vice President of Allianz Global Investors of America L.P.; Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/20/77
Assistant Secretary since: 2006 - NFJ and 2007 - NIE

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

NFJ Dividend, Interest & Premium Strategy Fund
46	AGIC Equity & Convertible Income Fund Annual Report | 1.31.11

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105
Sub-Advisers
NFJ Investment Group LLC
2100 Ross Avenue, Suite 1840
Dallas, TX 75201

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Allianz Global Investors Capital LLC
1345 Avenue of the Americas
New York, NY 10105
Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to
www.allianzinvestors.com/edelivery.

AGI-2011-02-28-0550
AZ601AR_013111

Table of Contents

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies- Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an exhibit 99.CODE ETH here to.

(b)

The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFCIERS (the “code”) was updated to remove interested trustees from being subject to the Code, which is not required under section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee is an “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,000 in 2010 and $67,000 in 2011.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $14,175 in 2010 and $14,700 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits Seed audits (related to new product filings, as required) SEC and regulatory filings and consents Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations Fund merger support services
Agreed upon procedure reports
Other attestation reports Comfort letters Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

          g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $568,365 and the 2011 Reporting Period was $2,506,354.

          h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James J. Jacobson, Bradford K. Gallagher and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the period covered since the previous Form N-CSR filing.

NFJ

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NFJ Dividend Interest & Premium Strategy Fund
(the “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www. allianzinvestors. com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www. sec. gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.

The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

NFJ Investment Group ("NFJ")

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Item 8

(a) (1) Allianz Global Investors Capital (“AGI Capital”)

As of April 27, 2011, the following individual has primary responsibility for the day-today implementation of the Convertible Component.

Douglas G. Forsyth, CFA
Managing Director
Doug Forsyth has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a Portfolio Manager since the Fund’s inception (February 2005). Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has nineteen years of investment industry experience.

As of April 27, 2011 the following individual has primary responsibility for the day-today implementation of the Index Option Strategy.

Stephen Bond-Nelson
Senior Vice President
Stephen Bond-Nelson has portfolio management and research responsibilities for the Structured Products team, and has been a Portfolio Manager since the Fund’s inception (February 2005). Prior to joining AGI Capital via a predecessor affiliate in 1999, he was as a research analyst/ associate with Prudential Mutual Funds. He earned his M.B.A. from Rutgers University and his B.S. from Lehigh University. He has eighteen years of investment industry experience.

NFJ Investment Group LLC (“NFJ”)

As of April 27, 2011, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Equity Component, with Mr. Fischer serving as head of the team:

BEN J. FISCHER, CFA - MANAGING DIRECTOR
Mr. Fischer is a founding partner of NFJ Investment Group LLC and has been a Portfolio Manager of the Fund since its inception in February 2005. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He earned his B.A. in Economics, a J.D. from Oklahoma University, and an M.B.A. from New York University.

L. BAXTER HINES – VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Hines has over 5 years of experience in equity research and investment consulting and has been a Portfolio Manager of the Fund since May 2010. Prior to joining NFJ Investment Group LLC in 2008, Mr. Hines attended the University of Texas where he completed an MBA from the McCombs School of Business. Before attending graduate school, Mr. Hines worked as a market data specialist for Reuters. Mr. Hines received his BA degree in Economics from the University of Virginia in 2001.

(a) (2) AGI Capital

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2011 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs			Other Accounts			Other Pooled
PM	#	AUM($million)		#	AUM($million)		#	AUM($million)

Douglas G. Forsyth, CFA	7	3,564.	9	11	1,494.	6	6	626.5	*
Stephen Bond-Nelson	0		0	3	26.	5	6	1,044.2	**

*Of these other pooled investment vehicles, two accounts totaling $381.6 million in assets pay an advisory fee that is based in part on the performance of the account.
**Of these other pooled investment vehicles, 6 accounts totaling $1,044.2 in assets pay an advisory fee that is based in part on the performance of the account.

NFJ

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2011 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio Manager	Account Type	Number	Assets Under
		of	Management
		accounts	01/31/11

Ben Fischer, CFA	Other investment companies	4	$168.8
	Other accounts	49	$11,251
	Registered Investment	23	$22,862

L. Baxter Hines	Other investment companies	2	$80.1
	Other accounts	36	$9,645
	Registered Investment	8	$12,700

AGI Capital
Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

AGI Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI Capital considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI Capital’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI Capital considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account.. AGI Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. AGI Capital allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI Capital’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz

Global Investors of America L.P.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

NFJ

Potential Conflict of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation o trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

Portfolio managers are responsible for managing multiple funds and/or accounts with unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for ach of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

(a) (3) AGI Capital

As of January 31, 2011 the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

AGI Capital's compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance
Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm's revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan
A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm's operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest
Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analyst’s compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

NFJ

The following information is provided as of January 31, 2011.

Our compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance
The short-term incentive pools for the NFJ investment team are annual discretionary bonuses directly related to the revenue of the investment business and the performance of the investment strategies relative to their individual benchmarks over a five-year period. The percentage allocated to the investment team increases based on the number of strategies outperforming. The pool is then subjectively allocated to team members based on individual contributions. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan
A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital, NFJ and the other Allianz Global Investors companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of both AGI Capital and Allianz Global Investors and has a three-year vesting schedule.

Ownership Interest
Managing Directors at AGI Capital and NFJ are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that he managed as of January 31, 2011.

NFJ Dividend Interest and Premium Strategy
PM Ownership
Doug Forsyth, CFA	None
Stephen Bond-Nelson	None
Ben Fischer, CFA	$100,001 - $500,000
L. Baxter Hines	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES-

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NFJ Dividend, Interest & Premium Strategy Fund

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date	April 27, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date	April 27, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	April 27, 2011